[Scudder Investments logo]

Scudder Tax-Free Money Fund

Class AARP and Class S Shares

Semiannual Report

November 30, 2002

Contents

<CLick Here> Letter from the President

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Tax-Free Money Fund	Ticker Symbol	Fund Number
Class AARP	AFRXX	171
Class S	STFXX	071

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the President

Dear Shareholder,

Calendar year 2002 was as strong period for the US bond market, as measured by the Lehman Brothers Aggregate Bond Index. In the midst of an uncertain economic environment, concerns about the potential for war with Iraq and numerous accounting irregularities by major US corporations, investors fled to the relative stability of bonds, particularly US Treasury bonds. In this environment, the Federal Reserve Board kept interest rates quite low. The federal funds rate was 1.75 percent for most of the period, though the Fed further reduced that rate to 1.25 percent on November 6, as a means to further stimulate the sluggish US economy. As a result, most money market fund yields remained at historically low levels.

In managing Scudder Tax-Free Money Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional and volatile market conditions. We are continually fine-tuning the fund's portfolio to maintain a diverse mix of securities and maximize value for long-term investors.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to help maintain a well-diversified portfolio.

Sincerely,[Scudder Investments logo]

Jon Baum
President, Scudder Distributors, Inc.

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Portfolio Management Review

In the following interview, Portfolio Manager Joseph Benevento discusses the market environment and his team's approach to managing the fund.

Q: How did the fund perform over its most recent semiannual period?

A: Over the six months ended November 30, 2002, Scudder Tax-Free Money Fund's seven-day annualized yield declined from 0.91 percent to 0.73 percent, reflecting the Federal Open Market Committee (FOMC) decision to reduce the federal funds rate by 50 basis points on November 6, 2002. (The seven-day annualized yield of 0.73 percent is equivalent to a taxable yield of 1.19 percent for investors in the top 38.6 percent federal tax bracket.) For the six-month period ended November 30, Class S shares of the fund returned 0.43 percent, compared with the 0.42 percent average return of tax-exempt money market funds according to Lipper, Inc.

Q: Why did the FOMC choose to cut the fed funds rate by 50 basis points?

A: Following a weak employment report as well as other unfavorable economic reports, the fixed-income markets priced short-term securities as if the Fed would cut interest rates by 25 basis points at its November meeting. Instead, the Fed cut rates by 50 basis points. We believe the Fed was more aggressive because it wanted to jump-start an economy that it thought may be decelerating.

Q: Why wouldn't the Fed move incrementally?

A: Incremental cuts of 25 basis points would not have the effect that the Fed felt was needed. The Fed had lowered interest rates 11 times during 2001, with the last reduction to 1.75 percent on December 11, 2001. Without much more room to lower rates, we think the Fed wanted to make a strong statement now. And following the midterm elections on November 5, we believe it wanted to tie the cut to potential fiscal policy changes that seem more likely now that Republicans control both houses of Congress. The Republican victory may lead to higher defense spending, tax cuts and other measures that would be stimulative for the economy. The Fed might have wanted to lend its support by going for maximum impact.

Q: How likely is another rate cut during the first quarter of 2003?

A: The Fed will be vigilant and do whatever is necessary, within its power, to move the economy forward. However, it should be remembered that Chairman Greenspan has said that he doesn't think that the recent 50-basis-point move is going to be inflationary. As soon as the Fed sees signs of heightened inflation, the interest rate reductions will be over.

Because monetary policy changes typically take at least six months to affect the economy, it will be a while before we know how effective the Fed's November action will be in moving the economy forward. In its statement accompanying the November rate cut, the Fed said that it was changing from a stimulative to a "neutral" stance, noting that it thought risks to the economy were equally balanced between inflation and slower growth. For this reason, we think short-term interest rates should remain relatively stable at least until mid-March 2003. Whether the Fed acts again depends on several factors, including holiday sales figures, consumer confidence and the potential conflict in Iraq.

Fund's Class S Shares Yields
	7-day average yield	7-day compounded effective yield
May 31, 2002	0.91%	0.91%
November 30, 2002	0.73%	0.73%

Yields will fluctuate and are not guaranteed.

Q: In light of recent events, how have you been positioning the fund?

A: Based on the position of the short-term yield curve, we have been purchasing money market instruments with three- to six-month maturities. We don't believe that the yield pickup from six- to 12-month securities warrants taking any additional interest rate risk at this point. The large surge in supply, particularly by a California issuer, in both the floating-rate and fixed-rate market resulted in inversion in the short-term municipal market, with yields on floaters exceeding those offered on fixed-rate paper. The fund attempted to take advantage of this imbalance by overweighting floaters and reducing exposure to commercial paper. The imbalance abated by mid-November and coupled with a Fed cut resulted in a steepening of the short-term money market curve. We do expect the yield curve to steepen (i.e., for six- to 12-month yields to become more attractive) in the near future, and are prepared to cautiously extend the average maturity of the fund at the appropriate time. Over the coming weeks, we will continue to seek competitive yields, maintain our conservative investment strategies and choose securities from only the highest-quality issuers.

Q: How did you allocate the fund's assets over the period?

A: The fund maintains exposure to a broad selection of short-term tax-free money market securities, including variable-rate demand notes and high-quality commercial paper. Variable-rate demand notes are securities with floating rates that are adjusted weekly or daily to capture current yields and preserve liquidity. As of November 30, 2002, assets were comprised of 66 percent in floating rate securities, 19 percent in fixed-rate notes and 15 percent in commercial paper. In general, the fund's allocation remains fairly stable, but is adjusted in anticipation of changes in interest rates as well as seasonal cash flow changes unique to the tax-exempt market.

Q: What impact will the recent Fed interest rate cut have on the yield of Scudder Tax-Free Money Fund?

A: The impact of lower rates will work its way into the fund's yield gradually over the next two months. The higher-yielding securities bought by the fund before the Fed rate cut will continue to benefit the fund's yield until these securities mature. At maturity, the proceeds will be reinvested in securities that reflect the current level of rates, which are likely to be lower given the Fed rate cut and the fact that spreads between taxable and tax-exempt paper are wide based on historical standards.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's view is subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of November 30, 2002 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments - 100.0%
Alabama 1.9%
Birmingham, Special Care Facilities Financing Authority, 1.2%*, 11/15/2039	1,000,000	1,000,000
Mobile, Special Care Facilities Financing Authority, Ascension Health Project, 1.2%*, 11/15/2039	3,000,000	3,000,000
Birmingham, General Obligation, Series B, 5.0%, 7/1/2003 (b)	1,375,000	1,404,451
Arizona 2.9%
Phoenix Industrial Development Authority, Multi Family Housing Revenue, AMT, Series A, 1.25%*, 10/15/2030 (b)	1,780,000	1,780,000
Salt River, Agricultural Improvement and Power District: 1.4%, 12/9/2002	4,500,000	4,500,000
1.55%, 1/21/2003	1,000,000	1,000,000
Scottsdale Preservation Authority Excise Tax Revenue, 6.0%, 7/1/2003 (b)	1,000,000	1,026,774
Arkansas 0.9%
Pocahontas, MacLean, AMT, 1.25%*, 5/1/2015	2,500,000	2,500,000
California 5.2%
Revenue Anticipation Notes: 1.439%*, 6/20/2003	4,500,000	4,500,000
2.5%, 6/20/2003	7,500,000	7,534,819
2.75%, 6/20/2003	1,000,000	1,006,977
Water Department: 1.8%, 1/16/2003	1,000,000	1,000,000
1.8%, 3/13/2003	1,000,000	1,000,000
Colorado 7.0%
Denver, City & Country Economic Development Revenue, Western Stock Show Project, 1.3%*, 7/1/2029 (b)	1,105,000	1,105,000
General Funding Revenue, Tax and Revenue Anticipation Notes:
Series A, 3.0%, 6/27/2003	3,500,000	3,529,464
2.5%, 6/27/2003	8,700,000	8,761,729
Health Facilities Authority Revenue:
Frasier Meadows Manor Project, 1.23%*, 6/1/2021 (b)	2,415,000	2,415,000
Series B, 1.23%*, 1/1/2033 (b)	2,000,000	2,000,000
Traer Creek, Metropolitan District Revenue, 1.2%*, 10/1/2021	2,500,000	2,500,000
Delaware 2.4%
Economic Development Authority Revenue, Hospital billing, Series C, 1.15%*, 12/1/2015 (b)	1,700,000	1,700,000
Economic Development Authority Revenue, Winterthur Museum Project, 1.35%*, 9/1/2012	5,200,000	5,200,000
District of Columbia 2.9%
General Fund Recovery, Series B-3, 1.4%*, 6/1/2003 (b)	1,200,000	1,200,000
Metropolitan Airport Authority System Revenue, Series C, AMT, 1.25%*, 10/1/2021 (b)	6,000,000	6,000,000
Multimodal General Obligation, Series B, 1.25%*, 6/1/2030 (b)	950,000	950,000
Multimodal Midatlantic Revenue, Series C, 1.25%*, 8/15/2038 (b)	200,000	200,000
Florida 13.5%
Capital Treasury Agency Revenue, Seminole Tribe Resort, Series B, 1.15%*, 10/1/2033	2,400,000	2,400,000
Governmental Financing Community Revenue, 1.25%*, 7/1/2016 (b)	800,000	800,000
Housing Finance Agency, Multi Family Hampton Lakes Revenue, 1.2%*, 7/1/2008	700,000	700,000
Housing Finance Corporate Multifamily Revenue, Victoria Park, 1.2%*, 10/15/2032 (b)	1,500,000	1,500,000
Indian River Country, Hospital Revenue, 1.35%*, 10/1/2015	1,000,000	1,000,000
Jacksonville, Capital Project Revenue, Series 1, 1.1%*, 10/1/2017 (b)	1,000,000	1,000,000
Jacksonville, Electric Authority, Series C-1, 1.4%, 12/6/2002	2,000,000	2,000,000
Lee County, Industrial Development Authority, Healthcare Facilities Revenue, Cypress Cove, 1.25%*, 10/1/2007 (b)	1,850,000	1,850,000
Miami-Dade County, Aviation Revenue, Series A, AMT, 1.35%, 2/12/2003	4,000,000	4,000,000
Miami-Dade County, Industrial Development Authority Revenue, Gulliver Schools Project, 1.2%*, 9/1/2029	3,900,000	3,900,000
Orange County, Health Facilities Authority Revenue, Presbyterian Retirement Project, 1.2%*, 11/1/2028	4,115,000	4,115,000
Orlando, Aviation Authority Facilities Revenue, Series E, 1.2%*, 10/1/2021 (b)	1,000,000	1,000,000
Orlando, Capital Improvement Revenue, 1.6%, 12/9/2002	2,000,000	2,000,000
Pasco County, School Board Certificates of Partnership, 1.2%*, 8/1/2026	5,000,000	5,000,000
University of Northern Florida, Capital Improvement Revenue: 1.3%*, 11/1/2024	985,000	985,000
1.3%*, 11/1/2030	6,945,000	6,945,000
Georgia 3.2%
Columbus Housing Authority Revenue, Universal Foundation, 1.15%*, 11/20/2017	1,450,000	1,450,000
Fayette County, Development Authority Educational Facilities Revenue, 1.3%*, 4/1/2024	600,000	600,000
Fulton County, Development Authority Educational Facilities Revenue, Donnellan School Inc. Project, 1.3%*, 7/1/2020	2,050,000	2,050,000
Rockdale County, Hospital Authority Revenue, 1.2%*, 10/1/2027	3,000,000	3,000,000
Willacoochie, Development Authority, Pollution Control Revenue, AMT, 1.4%*, 5/1/2021	2,000,000	2,000,000
Idaho 1.0%
Powers County, Industrial Development Revenue, AMT, 1.4%*, 4/1/2014	3,000,000	3,000,000
Illinois 7.7%
Alsip, Industrial Development Revenue, Keebler Co. Project, 1.35%*, 10/1/2004	3,750,000	3,750,000
Chicago, De Le Salle Project, 1.25%*, 4/1/2027	1,905,000	1,905,000
Chicago, O'Hare International Airport Revenue, American Airlines Inc., 1.4%*, 12/1/2017	800,000	800,000
Chicago, Public Improvements Revenue, 1.2%*, 1/1/2037	1,800,000	1,800,000
Development Finance Authority:
Chicago Symphony Orchestra, 1.15%*, 12/1/2028	1,300,000	1,300,000
Katlaw Tretam & Co. Project, AMT, 1.28%*, 8/1/2027	1,700,000	1,700,000
Museum of Contemporary Art Project, 1.2%*, 2/1/2029	2,000,000	2,000,000
Organization Bank Project, 1.3%*, 12/1/2020	1,800,000	1,800,000
Pollution Control Revenue, Con Edison Co. Project, Series C, 1.15%*, 3/1/2009	5,000,000	5,000,000
Health Facilities Authority Revenue, Gottlieb Health Resources Inc., 1.15%*, 11/15/2025	1,000,000	1,000,000
Vernon Hills, Industrial Development Revenue, Northwestern Tool & Die Project, 1.3%*, 4/1/2025	1,180,000	1,180,000
Indiana 1.0%
Crawfordville, AMT, 1.25%*, 6/1/2007	1,750,000	1,750,000
Health Facilities Finance Authority Revenue, Ascension Health, Series B, 1.2%*, 11/15/2039	1,355,000	1,355,000
Iowa 1.2%
Revenue Anticipation Notes, Primary Road Fund, 2.5%, 6/30/2003	3,500,000	3,520,863
Kentucky 3.1%
Breckinridge County, Lease Project Revenue, 1.25%*, 2/1/2032	450,000	450,000
Economic Development Authority, Health Facilities Revenue, Easter Seal Society Project, 1.3%*, 11/1/2030	1,870,000	1,870,000
Lexington-Fayette Urban County, Industrial Development Revenue, YMCA Central Kentucky Inc. Project, 1.3%*, 7/1/2019	1,700,000	1,700,000
Pendleton County, Multi-County Lease Revenue 1.35%, 2/11/2003	5,000,000	5,000,000
Maine 0.7%
Housing Authority Mortgage, Series E-2, AMT, 1.65%, 11/15/2031	2,000,000	2,000,000
Massachusetts 1.4%
Marblehead, Bond Anticipation Notes, 2.35%, 8/21/2003	4,000,000	4,028,150
Michigan 2.6%
Grand Valley, Michigan State University Revenue, Series B, 1.22%*, 6/1/2027 (b)	3,125,000	3,125,000
Oakland County, Economic Development Corp., Limited Obligation Revenue, Lyon Gear & Machine, Inc. Project, AMT, 1.4%*, 5/1/2012	2,500,000	2,500,000
Strategic Fund, Limited Obligation Revenue, Lake Shore Inc. Project, AMT, 1.4%*, 11/1/2019	1,990,000	1,990,000
Missouri 1.7%
Development & Finance Board, St. Louis Air, Cargo Facilities Revenue, AMT, 1.32%*, 3/1/2030	2,000,000	2,000,000
St. Louis, Airport Revenue Municipal Securities Trust Receipts, Series SGA 71, AMT, 1.29%*, 7/1/2022 (b)	3,000,000	3,000,000
New Hampshire 1.4%
State Business Finance Authority, Waste Management of NH Inc. Project, AMT, 1.4%*, 9/1/2012	4,000,000	4,000,000
New Jersey 1.9%
Salem County, Industrial Pollution Control Financing Authority Revenue, E.I. Du Pont de Nemours and Co., 1.8%*, 3/1/2012	5,600,000	5,600,000
New York 1.5%
Buffalo, General Obligation Notes, 2.5%, 6/27/2003	2,000,000	2,010,997
Energy Research & Development Authority Pollution Control Revenue, Niagara Mohawk Power Corp., Series C, 1.4%*, 12/1/2025	1,275,000	1,275,000
New York, General Obligation, 1.1%*, 2/15/2016	1,000,000	1,000,000
Ohio 3.0%
Hamilton, Electric Revenue, Series A, 1.15%*, 10/15/2023 (b)	4,000,000	4,000,000
Higher Educational Facilities Authority Revenue:
Series A, 1.3%*, 9/1/2020	880,000	880,000
Series B, 1.3%*, 9/1/2020	1,465,000	1,465,000
University of Toledo, General Receipts, Bonds, 1.3%*, 6/1/2032 (b)	350,000	350,000
Water Development Authority, 1.4%, 12/12/2002	2,000,000	2,000,000
Oklahoma 0.7%
Payne County, Economic Development Authority Student Housing Revenue, 1.26%*, 6/1/2032 (b)	2,000,000	2,000,000
Pennsylvania 7.2%
Bucks County, Oxford Fox Plaza Project, 2.16%*, 10/1/2014	7,600,000	7,600,000
Dallastown, Area School District, General Obligation, 1.25%*, 2/1/2018 (b)	3,670,000	3,670,000
Dauphin County, General Authority Revenue, 1.28%*, 11/1/2017 (b)	5,300,000	5,300,000
Higher Education Assistance Agency, Student Loan Revenue, Series A, 1.3%*, 3/1/2027	2,000,000	2,000,000
Public School Building Authority, Parkland School District, Series D, 1.25%*, 3/1/2019 (b)	2,160,000	2,160,000
South Carolina 1.0%
Economic Development Authority, Hospital Facilities Revenue, Sisters of Charity, 1.27%*, 11/1/2032	1,000,000	1,000,000
Marlboro County, Industrial Development Revenue, Reliance Trading Corp. Project, AMT, 1.28%*, 5/1/2017	2,000,000	2,000,000
Tennessee 2.5%
Blount County, Public Building Authority: 1.2%*, 6/1/2017 (b)	2,775,000	2,775,000
1.2%*, 6/1/2031 (b)	2,500,000	2,500,000
Clarksville, Public Building Authority Revenue, 1.25%*, 7/1/2031	1,700,000	1,700,000
Montgomery County, 1.25%*, 4/1/2032	325,000	325,000
Texas 12.4%
Austin, Utility System: 1.3%, 2/13/2003	4,500,000	4,500,000
1.45%, 12/17/2002	2,750,000	2,750,000
Harris County, Series A-1, 1.55%, 1/9/2003	5,000,000	5,000,000
Houston, Tax & Revenue Anticipation Notes, 3.0%, 6/30/2003	7,500,000	7,561,251
San Antonio, Electric & Gas Revenue, 1.22%*, 2/1/2018	2,000,000	2,000,000
Tax & Revenue Anticipation Notes, 2.75%*, 8/29/2003	12,050,000	12,167,796
Waco, Industrial Development Corp., Economic Development Revenue, Patriot Homes of Texas Project, 1.4%*, 6/1/2014	2,100,000	2,100,000
Utah 1.0%
Salt Lake County, Tax & Revenue Anticipation Notes, 2.5%, 12/30/2002	3,000,000	3,002,549
Virgina 0.8%
Virginia Beach, Development Authority Residential Care Facility Mortgage Revenue, Westminster Canterbury, Series B, 1.3%*, 11/1/2006	2,200,000	2,200,000
West Virginia 0.5%
Randolph County, Industrial Development Revenue, Allegheny Wood Products Project, 1.4%*, 12/1/2007	1,550,000	1,550,000
Washington 1.8%
City of Tacoma, General Obligation 1.3%, 3/10/2003	5,000,000	5,000,000
Health Care Facilities Authority Revenue, Providence Services, Series A, 1.25%*, 12/1/2030 (b)	100,000	100,000
Wisconsin 3.3%
Caledonia, Industrial Development Revenue, Badger Electronics Project, AMT, 1.4%*, 9/1/2020	2,170,000	2,170,000
Franklin, Industrial Development Revenue, All-Glass Aquarium Co. Project, AMT, 1.4%*, 9/1/2018	2,000,000	2,000,000
Oak Creek, Pollution Control Revenue, 1.4%*, 8/1/2016	1,000,000	1,000,000
Racine, Solid Waste Disposal Revenue, Republic Services Inc. Project, 1.25%*, 8/1/2037 (b)	2,500,000	2,500,000
Whitewater, Industrial Development Authority, MacLean Fogg Project, 1.25%*, 12/1/2009	1,000,000	1,000,000
Wisconsin Transportation, 1.4%, 12/9/2002	1,000,000	1,000,000
Wyoming 0.7%
Sweetwater, 1.5%, 2/12/2003	2,000,000	2,000,000
Total Investment Portfolio - 100.0% (Cost $289,845,820) (a)		289,845,820

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2002.
(a) The cost for federal income tax purposes was $289,845,820.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA, or MBIA.
AMT: Subject to alternative minimum tax.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $289,845,820)	$ 289,845,820
Cash	970,252
Receivable for investments sold	516,043
Interest receivable	738,079
Receivable for Fund shares sold	775,060
Total assets	292,845,254
Liabilities
Payable for investments purchased	1,001,037
Dividends payable	24,774
Payable for Fund shares redeemed	288,768
Accrued management fee	120,405
Other accrued expenses and payables	36,093
Total liabilities	1,471,077
Net assets, at value	$ 291,374,177
Net Assets
Net assets consist of: Undistributed net investment income	2,754
Accumulated net realized gain (loss)	(1,044,384)
Paid-in capital	292,415,807
Net assets, at value	$ 291,374,177
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($71,121,098 / 71,185,449 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($220,253,079 / 220,068,305 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 2,308,000
Expenses: Management fee	746,886
Administrative fee	230,200
Trustees' fees and expenses	5,243
Other	1,302
Total expenses, before expense reductions	983,631
Expense reductions	(385)
Total expenses, after expense reductions	983,246
Net investment income	1,324,754
Net realized gain (loss) on investment transactions	179
Net increase (decrease) in net assets resulting from operations	$ 1,324,933

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2002 (Unaudited)	Year Ended May 31, 2002
Operations: Net investment income	$ 1,324,754	$ 4,711,834
Net realized gain (loss) on investment transactions	179	(112)
Net increase (decrease) in net assets resulting from operations	1,324,933	4,711,722
Distributions to shareholders from: Net investment income: Class AARP	(315,902)	(1,107,088)
Class S	(1,006,098)	(3,606,394)
Fund share transactions: Proceeds from shares sold	122,247,681	439,117,219
Reinvestment of distributions	1,162,832	4,079,187
Cost of shares redeemed	(166,810,774)	(453,513,912)
Net increase (decrease) in net assets from Fund share transactions	(43,400,261)	(10,317,506)
Increase (decrease) in net assets	(43,397,328)	(10,319,266)
Net assets at beginning of period	334,771,505	345,090,771
Net assets at end of period (including undistributed net investment income of $2,754 at November 30, 2002)	$ 291,374,177	$ 334,771,505

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Year Ended May 31,	2002[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.004	.014	.024
Less distributions from: Net investment income	(.004)	(.014)	(.024)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.43**	1.39	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	76	83
Ratio of expenses (%)	.64*	.65	.65*
Ratio of net investment income (%)	.86*	1.39	3.28*
a For the six months ended November 30, 2002 (Unaudited). b For the period from September 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001. * Annualized ** Not annualized

Class S
Years Ended May 31,	2002[a]	2002	2001	2000	1999[b]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.004	.014	.034	.030	.010	.029
Less distributions from: Net investment income	(.004)	(.014)	(.034)	(.030)	(.010)	(.029)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.43**	1.39	3.43[d]	3.09[d]	1.03d**	2.92[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	220	259	262	267	257	249
Ratio of expenses before expense reductions (%)	.64*	.65	.67	.75[e]	.75*	.71
Ratio of expenses after expense reductions (%)	.64*	.65	.65	.66[e]	.65*	.65
Ratio of net investment income (%)	.86*	1.39	3.39	3.04	2.46*	2.87
[a] For the six months ended November 30, 2002 (Unaudited).
[b] For the five months ended May 31, 1999. On August 10, 1998, the Fund changed its fiscal year end from December 31 to May 31.
[c] Year ended December 31.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .73% and .65%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Tax-Free Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $1,044,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2003 ($166,000), May 31, 2004 ($550,000), May 31, 2005 ($221,000) and May 31, 2006 ($107,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund except for undistributed net investment income of $632,275 at May 31, 2002.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement (the "Management Agreement") with Deutsche Investment Management Americas, Inc. ("DeIM, Inc." or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $500,000,000 of average daily net assets and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.49% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of the average daily net assets of each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2002
Class AARP	$ 54,980	$ 8,761
Class S	175,220	27,142
	$ 230,200	$ 35,903

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $385.

D. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes shares and dollar activity in the Fund:

	Six Months Ended November 30, 2002		Year Ended May 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	7,416,298	$ 7,416,298	16,537,661	$ 16,537,921
Class S	114,831,383	114,831,383	422,578,899	422,579,298
		$ 122,247,681		$ 439,117,219
Shares issued to shareholders in reinvestment of distributions
Class AARP	262,737	$ 262,736	900,747	$ 900,747
Class S	900,096	900,096	3,178,165	3,178,440
		$ 1,162,832		$ 4,079,187
Shares redeemed
Class AARP	(12,337,057)	$ (12,337,057)	(24,390,101)	$ (24,390,101)
Class S	(154,473,717)	(154,473,717)	(429,123,810)	(429,123,811)
		$ (166,810,774)		$ (453,513,912)
Net increase (decrease)
Class AARP	(4,658,022)	$ (4,658,023)	(6,951,693)	$ (6,951,433)
Class S	(38,742,238)	(38,742,238)	(3,366,746)	(3,366,073)
		$ (43,400,261)		$ (10,317,506)

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

Notes

Notes